UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2025
________________________
ZAI LAB LIMITED
(Exact name of registrant as specified in its charter)
________________________

Cayman Islands	001-38205	98-1144595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4560 Jinke Road Bldg. 1, Fourth Floor, Pudong Shanghai, China	201210
314 Main Street 4th Floor, Suite 100 Cambridge, MA, USA	02142
(Address of principal executive offices)	(Zip Code)
+86 21 6163 2588
+1 857 706 2604
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 10 Ordinary Shares, par value $0.000006 per share	ZLAB	The Nasdaq Global Market
Ordinary Shares, par value $0.000006 per share*	9688	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 18, 2025, Zai Lab Limited (the “Company”) held its 2025 Annual General Meeting of Shareholders (the “Annual Meeting”). Holders of a total of 794,508,200 ordinary shares of the Company, constituting more than one-tenth of all voting share capital of the Company in issue as of the record date of April 17, 2025, were present in person (either physically or by virtual attendance) or by proxy at the Annual Meeting.
The matters set forth below were voted on by the Company’s shareholders at the Annual Meeting. Detailed descriptions of each proposal and the applicable voting procedures are contained in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 29, 2025 (the “Proxy Statement”). Proposals 1 to 11 and 13 to 14 in the notice of the Annual Meeting were approved at the Annual Meeting. For Proposal 12, the Company’s shareholders voted on an advisory basis on the compensation of the named executive officers, as disclosed in the Proxy Statement. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:
Proposal 1:
An ordinary resolution to re-elect Samantha (Ying) Du to serve as a director until the 2026 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
785,376,558	9,001,252	130,390	-
Accordingly, Proposal 1 was carried as an ordinary resolution.
Proposal 2:

An ordinary resolution to re-elect John D. Diekman to serve as a director until the 2026 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
786,606,341	7,456,889	444,970	-
Accordingly, Proposal 2 was carried as an ordinary resolution.
Proposal 3:
An ordinary resolution to re-elect Richard Gaynor to serve as a director until the 2026 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
794,017,410	26,530	464,260	-
Accordingly, Proposal 3 was carried as an ordinary resolution.
Proposal 4:
An ordinary resolution to re-elect Nisa Leung to serve as a director until the 2026 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
788,445,119	5,615,401	447,680	-
Accordingly, Proposal 4 was carried as an ordinary resolution.
Proposal 5:
An ordinary resolution to re-elect William Lis to serve as a director until the 2026 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
788,422,019	5,641,211	444,970	-
Accordingly, Proposal 5 was carried as an ordinary resolution.
Proposal 6:
An ordinary resolution to re-elect Scott Morrison to serve as a director until the 2026 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
692,453,641	101,610,609	443,950	-
Accordingly, Proposal 6 was carried as an ordinary resolution.
Proposal 7:
An ordinary resolution to re-elect Leon O. Moulder Jr. to serve as a director until the 2026 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
677,174,715	116,889,535	443,950	-
Accordingly, Proposal 7 was carried as an ordinary resolution.
Proposal 8:
An ordinary resolution to re-elect Michel Vounatsos to serve as a director until the 2026 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
794,037,880	26,370	443,950	-
Accordingly, Proposal 8 was carried as an ordinary resolution.
Proposal 9:
An ordinary resolution to re-elect Peter Wirth to serve as a director until the 2026 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
779,962,984	14,101,266	443,950	-
Accordingly, Proposal 9 was carried as an ordinary resolution.
Proposal 10:
An ordinary resolution to approve the appointment of KPMG LLP and KPMG as the Company’s independent registered public accounting firms and auditors to audit our consolidated financial statements to be filed with the SEC and the Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) for the year ending December 31, 2025, respectively.

For	Against	Abstentions	Broker Non-Votes
794,030,890	130,820	346,490	-
Accordingly, Proposal 10 was carried as an ordinary resolution.
Proposal 11:
An ordinary resolution to authorize the board of directors of the Company (the “Board of Directors”) to fix auditor compensation for 2025.

For	Against	Abstentions	Broker Non-Votes
794,064,600	72,520	371,080	-
Accordingly, Proposal 11 was carried as an ordinary resolution.
Proposal 12:
An ordinary resolution to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
636,374,843	150,223,583	7,909,774	-
Accordingly, the Company’s shareholders voted for an advisory vote on the compensation of the named executive officers, as disclosed in the Proxy Statement. Proposal 12 was carried as an ordinary resolution.
Proposal 13:
An ordinary resolution to approve a general mandate to the Board of Directors to allot and issue ordinary shares and/or ADSs and/or resell treasury shares of up to 10% of the total number of issued ordinary shares of the Company (excluding treasury shares) as of the date of the Annual Meeting until the 2026 annual general meeting of shareholders.

For	Against	Abstentions	Broker Non-Votes
793,307,800	837,520	362,880	-
Accordingly, Proposal 13 was carried as an ordinary resolution.

Proposal 14:
An ordinary resolution to approve a general mandate to repurchase ordinary shares and/or ADSs of up to 10% of the total number of issued ordinary shares of the Company (excluding treasury shares) as of the date of the Annual Meeting until the 2026 annual general meeting of shareholders.

For	Against	Abstentions	Broker Non-Votes
794,089,602	55,748	362,850	-
Accordingly, Proposal 14 was carried as an ordinary resolution.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAI LAB LIMITED

	By:	/s/ F. Ty Edmondson
	Name:	F. Ty Edmondson
	Title:	Chief Legal Officer and Corporate Secretary

Date: June 18, 2025